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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference to the Registration Statement on Form S-8 (no. 33-74694) of NN Ball & Roller, Inc. of our report dated January 22, 1999 appearing on page 19 in this Annual Report on Form 10-K.


PRICEWATERHOUSECOOPERS LLP

Greensboro, North Carolina
March 29, 1999